UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 14, 2009

BLOCKBUSTER INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	001-15153	52-1655102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1201 Elm Street Dallas, Texas		75270
(Address of principal executive offices)		(Zip Code)

(214) 854-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 14, 2009, Blockbuster Inc. (the “Company”) issued a press release announcing its financial results for the first quarter of fiscal 2009 and containing the other information set forth therein. A copy of the press release is furnished with this report as Exhibit 99.1 and is incorporated by reference into this Item 2.02. In connection with its release of earnings for the first quarter of fiscal 2009, the Company hosted an earnings teleconference and webcast on May 14, 2009, during which a slide presentation of certain financial and operational results was made available to participants. Copies of such slides are furnished with this report as Exhibit 99.2, and incorporated by reference into this Item 2.02.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Blockbuster Inc. press release, dated May 14, 2009, announcing financial results for the fiscal quarter ended April 5, 2009.

99.2	Slide presentation for May 14, 2009 earnings teleconference and webcast.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOCKBUSTER INC.

Date: May 14, 2009	By:	/s/ Thomas M. Casey
Thomas M. Casey
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Blockbuster Inc. press release, dated May 14, 2009, announcing financial results for the fiscal quarter ended April 5, 2009.

99.2	Slide presentation for May 14, 2009 earnings teleconference and webcast.